UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2014

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore		554369
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Entry into a Material Definitive Agreement

On May 6, 2014, the Board of Directors (the “Board”) of Kulicke and Soffa Industries, Inc. (the “Company”) approved and adopted an Amended and Restated Incentive Compensation Plan (the “Plan”), effective for the 2014 fiscal year. The Plan amends and restates in its entirety the Company’s Officer Incentive Compensation Plan, dated August 2, 2005, as amended (the “2005 Plan”). Only officers of the Company were eligible to participate in the 2005 Plan. The Board approved the Plan based on its determination that it is in the best interests of the Company and its shareholders to attract and retain capable employees by providing them with incentives based on the achievement of predetermined performance objectives.
The Plan is administered by the Management Development and Compensation Committee of the Board (the “MDCC”). All officers and other employees of the Company and its affiliates are eligible to participate in the Plan, provided they do not participate in certain of the Company’s other incentive plans. Individual awards will be calculated and paid from the pool to employees based upon Company, business unit and individual objectives. There are five performance measurement periods, and payouts, per fiscal year, with 20% of the annual target determined as of each fiscal quarter and the remaining 20% determined based on results over the full year. Incentive targets for officers and other executive level positions are determined individually based on the MDCC’s assessment of competitive compensation practices. Incentive targets for other participants are determined based on market median competitive compensation practices for each salary grade level. Individual incentive calculations can range from 0% to 200% of the target incentive.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan document attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
Exhibit 10.1	Amended and Restated Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2014	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Jonathan H. Chou
	Name:	Jonathan H. Chou
	Title:	Senior Vice President, Chief Financial Officer
and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Amended and Restated Incentive Compensation Plan